TEMPORARY OFFICE LEASE CONTRACT

PARTY A: Shanghai Zhongchi Investment Management Co., Ltd. (Leasor)

PARTY B: Shanghai Chaofan Investment Management Consultation Co., Ltd (Leasee)

The Lease Contract has been mutual agreed and set up by Party A and Party B:

I     Temporary Office add: Room 706 No. 9 Alley 300, East of Nandan Rd.

II    Usable area: 69.55m2, Total Area 96.59m2.

III   Period: From the date 06/01/2004 to 06/30/2004.

IV    Price RMB 10,283 per month rent; Management price: RMB 881 per month.

V     Payment Method: Deposit one-month rent expense and management fee.
                      Pay one month rent expense and management fee.

VI No structural alterations can be removed from the premises, upon expiration or termination of this contract. No reimbursement for said additions, and any structural damage to the premises must be repaired or compensated by the leasee.

VII   Party B should pay in time the water, electricity fee.

VIII Party B shall return the property intact to Party A at the expiration of the contract.


At the date of signing the contract, Party B deposit RMB 11,164 of one month rent expense and management fee, and pay RMB 11,164 of one month rent and expense and management fee on 2nd June, 2004.


PARTY A: Shanghai Zhongchi              PARTY B: Shanghai Chaofan Investment
Investment Management Co., Ltd          Management Consultation Co., Ltd

Representative Signature:               Representative Signature:

Address:                                Address:

Date: 31, May 2004                      Date: 31, May 2004

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                                 LEASE CONTRACT

PARTY A (LEASOR): Shanghai Mingyuan Hotel and Restaurant Management Co., Ltd.
Add: 3rd Floor No. 9 Alley 300, East of Nandan Rd Xuhui District, Shanghai
Representative: Qilin Fang
No. of Business License: 3101042002577

PARTY B (LEASEE): Shanghai Bofeng Internet Technology Co., Ltd
Add:
Representative
No. of Business License:

PARTY C (LEASOR AGENT): Shanghai Zhongchi Investment Management Co., Ltd.
Add: 12th Floor No. 9 Alley 300, East of Nandan Road Xuhui District, Shanghai
Representative: Yukun Li
No. of Business License: 3102262036735

This Lease Contract has been mutual agreed and set up by Party A, Party B, and Party C:

I     Lease add: Room 1101-1105 No. 11 Alley 300, East Nandan Road

II    Usable Area: 377.78m2

III Period: Two years: From the date 06/04/2004 to 06/03/2006. Free of rent expense from date 06/04/ 2004to 07/03/2004, but management expense and water, electricity fee should be paid in this period.

IV    Price: RMB 60,644 per month; month total RMB 727,728 per year.

V     Management price: RMB 4,788 per month.

VI    Payment method: Deposit two-month rent expense and management fee
                      Pay two months rent expense and management fee.

VII Since the date of lease, Party B should pay two month rent and management fee every 60 days, and should pay in 5 days advance.

VIII  Party B should pay the following expenses before June 4th 2004.
      Deposit RMB 130,864 (two months rent and management fee) Two months rent expense RMB 121,288

      Two months management expense RMB 9,576
      Management expense in free charge period: RMB 4,788

IX    Others expense: party B should pay the water, electricity fee in time.

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X     Party A can provide telephone number 10 pcs. If party B will add numbers,
      Party B should pay RMB 500 to Party A for the added first number, and RMB 1000 for every number from the second line.

XI    Party A provide the following items:
      Water electricity in 24 hours.
      Clean Service for the public area
      Air conditioner: 6 sets
      Clean room: 5
      Company's brand in the lobby

XII   Expiration of the contract

      1. If party B wants to stop the contract in the effective period, Party A has the right to not to pay deposit back, and Party B should pay RMB 5,000 as the compensate for Party A
      2. If Party A wants to stop the contract in the effective period, Party B has the right to require Party A pay back the deposit and receive RMB 5,000 as the compensate.


PARTY A: Shanghai Mingyuan Hotel        PARTY B: Shanghai Chaofan Investment
  & Restaurant Management Co., Ltd.     Management Consultation Co., Ltd

Representative Signature:               Representative Signature:

Date: 7th June, 2004                    Date: 3rd June, 2004


PARTY C: Shanghai Zhongchi Investment Management Co., Ltd

Representative Signature:

Date: